AMENDMENT NO. 2 TO MANAGEMENT AGREEMENT

                                     BETWEEN

                       SHADY GROVE FERTILITY CENTERS, INC.

                                       AND

                     LEVY, SAGOSKIN AND STILLMAN, M.D., P.C.



         THIS AMENDMENT NO. 2 TO MANAGEMENT AGREEMENT ("Amendment No. 2") is dated as of May 6, 1998 by and among IntegraMed America, Inc., a Delaware corporation, with its principal place of business at One Manhattanville Road, Purchase, New York 10577("IntegraMed"), Shady Grove Fertility Centers, Inc., a Maryland corporation, having a place of business at One Manhattanville Road, Purchase, New York 10577 ("Shady Grove") and Levy, Sagoskin and Stillman, M.D., P.C., a Maryland professional corporation, with a place of business at 9707 Medical Center Drive, Suite 230, Rockville, Maryland 20850 ("PC").

                                    RECITALS:

         WHEREAS, Shady Grove and PC entered into a Management Agreement ("Management Agreement") dated March 11, 1998; and

         WHEREAS, IntegraMed acquired the majority of the issued and outstanding capital stock of Shady Grove on March 12, 1998; and

         WHEREAS, Shady Grove and IntegraMed entered into a Submanagement Agreement ("Submanagement Agreement"), with PC's consent, dated March 12, 1998, pursuant to which IntegraMed agreed to perform certain duties and responsibilities of Shady Grove under the Management Agreement; and

         WHEREAS, the Management Agreement was amended by agreement dated April 16, 1998; and

         WHEREAS, the parties desire to amend further the Management Agreement, in pertinent part, to provide for a revised Additional Management Fee, as defined in the Management Agreement.

         NOW THEREFORE,  in  consideration  of the mutual promises and covenants
herein  contained,   and  as  contained  in  the  Management  and  Submanagement
Agreements, IntegraMed, Shady Grove and PC agree as follows:




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         1. Section 7.1.4 of the  Management  Agreement is hereby deleted in its entirety and the following is hereby substituted therefor, retroactive to March 11, 1998:

         "7.1.4 an Additional Management Fee, paid monthly but reconciled quarterly, in accordance with the following table:

                       Years 1 through 5 of this Agreement
                       -----------------------------------

         Cost of Services plus the Base
         Management Fee as a % of Revenues         Additional Management Fee
         ---------------------------------         -------------------------

         Below 76%                                 20% of PDE
         76% to 81%                                17.5% of PDE
         81% or more                               15% of PDE

                      Years 6 through 25 of this Agreement
                      ------------------------------------

         Below 76%                                 25% of PDE
         76% to 81%                                22.5% of PDE
         81% or more                               20% of PDE"

           2. Section 7.4.2 of the Management Agreement is hereby deleted in its entirety.

            3.All other provisions of the Management Agreement, as amended, not in conflict with this Amendment No. 2 remain in full force and effect.

            4.This Amendment No. 2 may be executed in any number of separate counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have signed this Amendment No. 2 the date first above written.


INTEGRAMED AMERICA, INC.                  LEVY, SAGOSKIN AN STILLMAN, M.D., P.C.


By: /s/Gerardo Canet                      By: /s/Michael Levy
    ------------------------                    --------------------------
    Gerardo Canet, President                    Michael J. Levy, President


SHADY GROVE FERTILITY CENTERS, INC.


By: /s/Gerardo Canet
    ------------------------
    Gerardo Canet, President